SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 18, 1996



                           MORGAN STANLEY FINANCE PLC

             (Exact name of registrant as specified in its charter)


            England                   1-11279              Not Applicable

 (State or other jurisdiction     (Commission File         (I.R.S. Employer
       of incorporation)               Number)          Identification Number)



             25 Cabot Square, Canary Wharf, London, E14 4QA England (Address of principal executive offices including zip code)


                                 (4471) 425-8000
                         (Registrant's telephone number
                              including area code)


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Item 5.  Other Events

                  Incorporated herein by reference as Exhibit 4 is the Capital Unit Agreement, dated as of December 18, 1996 (the "Capital Unit Agreement") among Morgan Stanley Finance plc (the "Company"), Morgan Stanley Group Inc. ("MS Group"), The Chase Manhattan Bank (formerly known as Chemical Bank) as Agent and Book-Entry Unit Depositary under the Capital Unit Agreement and as Trustee under the Indenture, dated as of November 15, 1993, and the holders from time to time of the Capital Units described therein.


Item 7(c).        Exhibits

                  4. Capital Unit Agreement dated as of December 18, 1996 among the Company, MS Group, The Chase Manhattan Bank (formerly known as Chemical
Bank) as Agent, Book-Entry Unit Depositary and Trustee, and the holders from time to time of the Capital Units described therein (previously filed as Exhibit 4 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated December 18, 1996 and incorporated herein by this reference).

                  23.1 Consent of Shearman & Sterling (previously filed as
Exhibit 23.1 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated December 18, 1996 and incorporated herein by this reference).

                  23.2 Consent of Linklaters & Paines (previously filed as
Exhibit 23.2 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated December 18, 1996 and incorporated herein by this reference).


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MORGAN STANLEY FINANCE PLC
                                                       (Registrant)



Date:    December 19, 1996                         By: /s/ Eileen K. Murray
                                                      -----------------------
                                                       Eileen K. Murray
                                                       Director